SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549




                                  FORM 8-K

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported): March 31, 2003


                           THE INTERGROUP CORPORATION
                ----------------------------------------------------
                Exact Name of Registrant as Specified in Its Charter

                                  Delaware
                  --------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

       1-10324                                      13-3293645
 ----------------------                   ----------------------------------
(Commission File Number)                 (IRS Employer Identification Number)


 820 Moraga Drive, Los Angeles, CA                           90049
---------------------------------------                     --------
(Address of Principal Executive Offices)                    Zip Code


                               (310) 889-2500
             ---------------------------------------------------
             (Registrant's Telephone Number, Including Area Code)

                                   N/A
           ----------------------------------------------------------
          (Former Name or Former Address if Changed Since Last Report)

ITEM 5.  Other Events.

On March 31, 2003, The InterGroup Corporation (the "Company") effectuated a three-for two stock split of its Common Stock in the form of a 50% stock dividend. Any resulting fractional shares were paid in cash.

The following table sets forth, as of March 31, 2003, certain information with respect to the beneficial ownership of Common Stock of the Company, (adjusted for the stock dividend) owned by (i) those persons or groups known by the Company to own more than five percent of the outstanding shares of Common Stock, (ii) each Director and Executive Officer, and (iii) all Directors and Executive Officers as a group.


Name and Address of           Amount and Nature
Beneficial Owner (1)         of Beneficial Owner(2)     Percentage(3)
--------------------        ----------------------     -------------

John V. Winfield               1,613,907(4)                 55.7%

Josef A. Grunwald                133,567(3)                  4.9%

William J. Nance                  69,297(3)                  2.6%

Mildred Bond Roxborough           27,525(3)                  1.0%

Gary N. Jacobs                    21,375(3)(5)                 *

John C. Love                      18,000(3)                    *

Michael G. Zybala                      0                       *

David C. Gonzalez                 17,250(6)                    *

All Directors and
Executive Officers as a
Group (8 persons)              1,900,921                    63.2%
------------------
*  Ownership does not exceed 1%.

(1) Unless otherwise indicated, the address for the persons listed is 820 Moraga Drive, Los Angeles, CA 90049.

(2) Unless otherwise indicated and subject to applicable community property laws, each person has sole voting and investment power with respect to the shares beneficially owned.

(3) Percentages are calculated on the basis of 2,674,384 shares of Common Stock outstanding at March 31, 2003 plus any securities that person has the right to acquire within 60 days pursuant to options, warrants, conversion privileges or other rights. The following options are included in directors shares: Josef A. Grunwald - 24,000; William J. Nance - 24,000; Mildred Bond Roxborough - 24,000; Gary N. Jacobs - 18,000; John C. Love - 18,000.

(4) Includes 225,000 shares of which Mr. Winfield has the right to acquire pursuant to options.

(5) Other than his options, all shares of Mr. Jacobs are held by the Gary and Robin Jacobs Family Trust.

(6) Includes 1,500 shares of which Mr. Gonzalez has a right to acquire pursuant to options.



                               SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            THE INTERGROUP CORPORATION


Dated: April 4, 2003                    By   /s/ John V. Winfield
                                             -----------------------------
                                             John V. Winfield
                                             President





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